Kraton Polymers LLC Q3 2006 Earnings Call November 9, 2006

Disclaimers Forward Looking Statements This presentation may include "forward-looking statements" which are statements other than statements of historical fact and are often characterized by the use of words such as "believes," "expects," "estimates," "projects," "may," "will," "intends," "plans" or "anticipates," or by discussions of strategy, plans or intentions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. We assume no obligation to update such information. GAAP Disclaimer This presentation includes non-GAAP financial measures, including EBITDA, Adjusted EBITDA and LTM Bank EBITDA. Investors should consider these measures, which we believe investors consider useful in assessing our performance and compliance with our financial covenants, together with the GAAP measures from our financial statements. A reconciliation of the non-GAAP financial measures used in this presentation to the most directly comparable GAAP measures can be found in the attached Appendix.

Presentation Outline Third Quarter Highlights Financial Performance Commercial Update Global Operations Update

Third Quarter Highlights

Third Quarter Results Revenue up 4% vs. 3Q05 Driven by increased average prices offsetting a 4% volume decline Volume down 4% vs. 3Q05 Primarily due to lower volumes in two of our end-use markets: Increased competitive pressure in our Adhesives, Sealants, and Coatings end-use market Slow demands for paving in North America in Paving and Roofing end-use market Gross Profit up 23% vs. 3Q05 Primarily due to price increases, an increased share of our higher margin products and favorable manufacturing cost absorption, partially offset by higher raw material cost and lower volumes. LTM Bank EBITDA up 6% to $123 million Financial reporting EBITDA increased 49% to $37 million Cash ended at $29 million, down $43 million versus last year Inventory values increased $76 million year over year

Progress on Strategies Quality Innovation Execution Growth Launched Tie Layers for High Performance Packaging in the Packaging and Film end-use market Measurable progress improving contamination in high quality medical applications as well as significant improvement in overall service Steady improvements in our overall internal quality scorecard Exemplary safety record achieved year-to-date 2006 Restructuring activities continue in the US and Europe with expected annual savings of $8-$11 million Construction completed on our new Polyisoprene Latex plant in Brazil New technical & distribution center to be located in Wai Gao Qiao Free Trade Zone Engineering underway for new HSBC Asia plant

Financial Performance

2005 2006 Sales 269 278 Other Revenue 8 9 2005 2006 Sales 732 775 Other Revenue 13 18 Revenue Summary YTD 2005 Revenue $753 Price/Mix $47 Other revenue $7 Currency ($2) Volume ($2) YTD 2006 Revenue $803 Quarter 4% 276 288 Other Revenue Sales 3Q YTD 7% 753 803 Other Revenue Sales ($MM) ($MM) 3Q 2005 Revenue $276 Price/Mix $13 Currency $6 Other revenue $2 Volume ($9) 3Q 2006 Revenue $288 Highlights

Volume Summary 2005 2006 East 104 100 Quarter -4% 2005 2006 East 273 272 3Q YTD 0% kT kT Highlights Moderate core volume growth Price competition and product substitution decreased Adhesives, Sealants, and Coatings volume High asphalt prices slowed Paving and Roofing volumes De-emphasizing non-core markets

EBITDA Summary Highlights Higher average prices, a higher-margin product mix, and favorable manufacturing cost absorption offset raw material increases and lower volumes YTD non-recurring costs of $8 million Restructuring investments expected to generate future annual savings of $8 to $11 million 2005 2006 East 25 37 Quarter 49% See appendix for definition and reconciliation of EBITDA 2005 2006 East 93 91 8 3Q YTD -2% ($MM) ($MM)

2005 2006 East 116 123 LTM Bank EBITDA Summary ($MM) 6% Highlights We are comfortably within our debt covenants Metric matches bank covenants, including add-backs for non-cash charges and certain restructuring investment programs

3Q 2005 3Q 2006 East 72 29 60 76 3Q 2005 3Q 2006 East 81 88 Liquidity And Inventory Summary Ending Liquidity -21% Ending Inventory 9% ($MM) (kT) $ Value $201 $277 Volume Turns 4.4x 4.0x Cash 132 104 Unused Revolver

Commercial Update

USBC HSBC Total KD 0.07 0.02 0.06 USBC HSBC Total KD 0.03 0.04 0.03 USBC HSBC Total KD -0.004 0.007 -0.002 USBC HSBC Total KD -0.05 0.02 -0.04 Volume Summary 3Q vs. 2005 3Q YTD vs. 2005 Volume 3Q vs. 2005 3Q YTD vs. 2005 Sales Revenue

End Use Market Update

Core Markets	Primary Products	Selected Applications	Third Quarter 2006 Highlights
Adhesives, Sealants, and Coatings	USBC HSBC	▸ Adhesives for specialty tapes ▸ Adhesives applied to labels ▸ Sealants and Coatings	▸ Negative 3Q growth; moderate YTD ▸ Increased isoprene availability ▸ Allocations released ▸ Acrylic-based substitution
Paving & Roofing	USBC	▸ Roofing Materials ▸ Road Surfaces	▸ Negative 3Q growth; moderate YTD ▸ Double-digit growth Asia Pacific ▸ Asphalt price volatility
Compounding Channels	USBC HSBC	▸ Flexible materials ▸ Soft-Grip Consumer Products ▸ Automotive components	▸ Double-digit growth 3Q and YTD ▸ Led by Europe and Asia Pacific
Packaging and Films	USBC HSBC	▸ Impact resistant plastics ▸ Medical / PVC-Replacement ▸ Multi-layered Films	▸ Mixed growth performance ▸ Core markets strong growth and double-digit YTD ▸ Tie Layers Announcement
Personal Care	USBC HSBC	▸ Diapers ▸ Cosmetics / Oil Gels	▸ Negative growth 3Q; strong YTD ▸ Double digit USBC growth led by key European customer
Emerging Markets	Polyisoprene Latex	▸ Surgical Gloves ▸ Condoms ▸ Medical Equipment	▸ Double-digit growth

15

Recently Announced Innovations Coextruded Adhesive Films Feb Kraton S Polymers 2005 PVC Replacement Jan Hot Melt Butyl Sealants May Bicomponent Fibers June ERS Polymers April Polyisoprene Latex 2005 Packaging Tie Layers Oct

Global Operations Update

Operations Update Exemplary safety performance Monomer supply update Continued increases in raw material prices Belpre restructuring investment update

Operations Update Quality improvement key focus for 2006 Measurable improvements on internal metrics Announced 20kT capacity improvement in Europe On track for 2007 implementation Brazil Polyisoprene Latex plant mechanically complete Currently commissioning plant Asia Pacific growth plans on track Distribution center planned to start up in 1Q 2007 $28 million spent on capex YTD On track for $40 - $45 million for 2006

Outlook Fourth Quarter 2006 Typically slowest quarter Continued weakness in Adhesive, Sealants and Coatings and Paving and Roofing markets Raw material prices possibly higher than 3rd quarter Likely reduction in manufacturing cost absorption 2007 Continued emphasis on new product introductions Continued strong Asia growth Benefits of restructuring realized Sales from Polyisoprene Latex plant Raw material price decline (?) Potential economic slowdown Increased competition

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Appendix

LTM Adjusted Bank EBITDA Reconciliation ($MM) (1)The EBITDA measure is used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. (2) These adjustments are made pursuant to the Credit and Guaranty Agreement, dated December 23, 2003, as amended as of March 4, 2004, as further amended as of October 21, 2004, as further amended as of February 16, 2006 and as further amended as of May 12, 2006, among KRATON Polymers LLC, as Borrower, Polymer Holdings LLC, certain subsidiaries of KRATON Polymers LLC, as Guarantors, various lenders, Goldman Sachs Credit Partners L.P. and UBS Securities LLC, as Lead Arrangers, Goldman Sachs Credit Partners L.P., as Syndication Agent, UBS AG, Stanford Branch, as Administrative Agent and Collateral Agent (the "senior secured credit facility"). (3)Adjusted Bank Covenant EBITDA is defined as EBITDA adjusted to exclude unusual items and other adjustments permitted in calculating covenant compliance under the senior secured credit facility. Management believes that the inclusion of supplementary adjustments to EBITDA applied in presenting Adjusted Bank Covenant EBITDA are appropriate to provide additional information to investors to demonstrate compliance with the financing covenants contained in the senior secured credit facility. LTM September 30, LTM September 30, 2006 2005 Net Income $20 $13 Add back: Taxes 9 6 Interest 38 37 Depreciation and Amortization 43 44 Financial Reporting EBITDA1 $110 $100 Add back:2 Inventory step-up - 4 Sponsor fees and expenses 2 2 Normalized plant turnaround costs Permitted Acquisition Costs 3 1 2 - Restructuring charges 8 5 Schedule 1.1 costs - 1 Other non-cash charges reducing consolidated net income (1) 2 LTM Adjusted Bank EBITDA3 $123 $116

1 The EBITDA measures are used by management to evaluate operating performance. Management believes that EBITDA is useful to investors because it is frequently used by securities analysts, institutional investors and other interested parties in the evaluation of companies in our industry. EBITDA is not a recognized term under GAAP and does not purport to be an alternative to net income (loss) as an indicator of operating performance or to cash flows from operating activities as a measure of liquidity. Because all companies do not use identical calculations, this presentation of EBITDA may not be comparable to other similarly titled measures of other companies. Additionally, EBITDA is not intended to be a measure of free cash flow for management's discretionary use, as it does not consider certain cash requirements such as interest payments, tax payments and debt service requirements. ($MM) Quarter Ended September 30, Quarter Ended September 30, 2006 2005 Net Income $12 $3 Add back: Taxes 3 1 Interest 11 9 Depreciation and Amortization 11 12 Financial Reporting EBITDA1 $37 $25 Nine Months Ended September 30, Nine Months Ended September 30, 2006 2005 Net Income $22 $25 Add back: Taxes 7 9 Interest 29 26 Depreciation and Amortization 33 33 Financial Reporting EBITDA1 $91 $93 EBITDA Reconciliations

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